SO ORDERED: April 23, 2009.

Anthony J. Metz III
United States Bankruptcy Judge

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
	)	
Frankfort Tower Industries, Inc., *et al*.	)	Case No.: 03-17287
(f/k/a ROHN Industries, Inc., *et al.)* [1]	)	(Substantively Consolidated)
	)	
Debtors.	)	

ORDER APPROVING MOTION FOR AUTHORITY TO IMPLEMENT DISTRIBUTION PROCEDURES TO SHAREHOLDERS IN AID OF FINAL CONSUMMATION OF CHAPTER 11 PLAN

This matter has come before the Court on the *Motion for Authority to Implement Distribution Procedures to Shareholders in Aid of Final Consummation of Chapter 11 Plan* ("Motion"), filed herein by the Debtors and the Disbursing Agent on March 19, 2009. The Court, having considered the Debtors' and Disbursing Agent's Motion, having noted that adequate notice and opportunity for objections has been provided to the United States Trustee, counsel for the Official Creditors' Committee, all intervening parties and counsel of record, and

[1] The Debtors are the following entities: Frankfort Tower Industries, Inc., Frankfort Tower Installation Services, Inc., Frankfort Tower Enclosures, Inc., Frankfort Tower, Inc., Frankfort Tower Products, Inc., Frankfort Tower Construction, Inc., formerly known as Rohn Industries, Inc., Rohn Installation Services, Inc., Rohn Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

being duly advised in the premises, now finds that the relief requested in the Motion should be granted.

IT IS THEREFORE ORDERED that June 15, 2009 is hereby fixed as the date by which trading of the Debtors' shares will be discontinued and distributions will be made to the Debtors' shareholders of record as of that date (the "Record Date");

IT IS FURTHER ORDERED that as of the Record Date, all outstanding shares of the Debtors' stock, whether they be common, preferred, or otherwise, shall be cancelled in accordance with *Plan, Section 6.1(e),* and the Debtors' shareholders will have a right to receive distributions as Class 5 claimants in accordance with *Plan, Section 6.1(e);*

IT IS FURTHER ORDERED that June 15, 2009 is hereby fixed as the final date by which Dean Conley and Xavier Kakkanathu have to file a request to obtain allowance of their claims (the "Final Allowance Date");

IT IS FURTHER ORDERED that the following procedures are approved relating to the interim distributions to shareholders:

(a) The Disbursing Agent is authorized in his sole discretion to employ and compensate professionals or other agents deemed appropriate by the Disbursing Agent to make distributions to shareholders in accordance with *Plan, Section 6.2(h)*;

(b) No further notice of the interim distribution need be provided to shareholders once notice of the Record Date has been provided to the shareholders through a filing with the United States Securities and Exchange Commission, and service on the Debtors' largest shareholder, the UNR Asbestos Disease Claims Trust;

(c) The calculation and timing of the interim distribution to shareholders will be at the sole discretion of the Disbursing Agent;

(d) The Disbursing Agent shall calculate the amount of distributions to be made to shareholders by taking the total number of shares held by all shareholders, and dividing the shares by the total funds available for distribution to arrive at a pro rata percentage payment to be made on account of each share of outstanding stock of the Debtor. The shares held by each shareholder will then be multiplied by the pro rata percentage payment in order to determine the payment to be made to each shareholder. Each shareholder's shares will be either rounded up if their shares total [ ].5 or higher or rounded down if their shares total [ ].4 or lower to the next whole number in order to simplify the distributions to shareholders;

(e) Distributions of estate funds to shareholders shall be made directly to each shareholder at the address set forth on the List of Equity Security Holders filed with the Bankruptcy Court, unless notice of change of address has been provided by the shareholders prior to the Record Date;

(f) The Disbursing Agent shall have no obligation to transmit distribution checks to shareholders with unknown addresses;

(g) If any shareholder's distribution is returned as undeliverable, no further distributions to such shareholder shall be made unless the Disbursing Agent is provided with a notice of change of address by the shareholder, at which time the undelivered distribution shall be made to such shareholder in accordance with the *Plan, Section 6.6(b)*; and

(h) Upon the expiration of ninety (90) days following the original mailing date of a distribution, the Disbursing Agent shall retain any unclaimed distribution and the shareholder entitled to such unclaimed distribution shall cease to be entitled thereto,

and the unclaimed distribution shall thereupon be deposited into an unclaimed distribution reserve for the purpose of holding and preserving the unclaimed distributions, which will be redistributed to the other shareholders as part of the final distribution in accordance with *Plan, Section 6.6(b)*.

IT IS FURTHER ORDERED that the following procedures are approved relating to the final distributions to shareholders and winding up of the Debtors' estates:

(a) The procedures related to the Interim Distributions shall apply to the Final Distribution, except for paragraph 14(h);

(b) The Disbursing Agent shall recalculate the amount of distributions to be made to the shareholders by eliminating from the shareholder pool any shareholder who did not claim their distributions as detailed in paragraph (h) above. The Disbursing Agent will then take the total number of the shares held by the remaining shareholders and divide the shares by the total remaining funds available for distribution to arrive at the new pro rata percentage payment. The shares held by each remaining shareholder will then be multiplied by the new pro rata percentage payment in order to determine the final payment to be made to each shareholder.

(c) The Disbursing Agent shall make the Final Distribution any time after the expiration of one hundred and twenty (120) days following the original mailing of the interim distribution to the shareholders;

(d) The Disbursing Agent shall make a Final Distribution of the remaining cash held by the Disbursing Agent to the Debtors' shareholders on a pro rata basis;

(e) The Disbursing Agent shall deliver any unclaimed distributions after the Final Distribution to the Indiana Attorney General Unclaimed Property Division;

(f) The Disbursing Agent shall be responsible for winding up the affairs of the Debtors simultaneously with or after the Final Distribution, including but not limited to preparing and filing final tax returns, filing dissolution documents pursuant to applicable law, paying any franchise taxes and other fees that are due in connection with such dissolution, and taking any other actions that are necessary to wind up the affairs of the Debtors. The Disbursing Agent is entitle to reserve funds necessary for accomplishing the aforementioned tasks; and

(g) Simultaneously with or immediately following the Final Distribution, the Disbursing Agent shall file with the Bankruptcy Court a final report of distributions and perform other duties as specified in the Plan and request that the Bankruptcy Court enter an order closing the Chapter 11 Cases, whereupon the Disbursing Agent shall have no further duties under the Plan and shall be released from any and all liability for his actions as Disbursing Agent under the Plan.

###

Henry A. Efroymson
Ben T. Caughey
Michelle J. Fisk
ICE MILLER LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282-0200

Distribution to:

Charles R. Wharton
Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
Daniel B. Prieto
JONES DAY
77 West Wacker, Suite 3500
Chicago, Illinois 60601

Kevin E. Irwin
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202

Elliott D. Levin
RUBIN & LEVIN, P.C.
342 Massachusetts Avenue, Suite 500
Indianapolis, Indiana 46204

Christopher S. Roberge
ROBERGE & ROBERGE
9190 Priority Way West Drive, Suite 100
Indianapolis, Indiana 46240

Marc Barreca
PRESTON GATES & ELLIS, LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104-1158

Niraj R. Ganatra
Associate General Counsel
International Union, UAW
8000 East Jefferson Avenue
Detroit, Michigan 48214

Paul A. Patterson
Michael J. Cordone
Joel C. Trotter
STRADLEY RONON STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

James H. Gordon
Attorney at Law
Fifth Third Center
21 East State Street, Suite 1700
Columbus, Ohio 43215

Kevin S. Anderson
ELLIOTT REIHNER SIEDZIKOWSKI & EGAN, P.C.
Union Meeting Corporate Center V
925 Harvest Drive
Blue Bell, Pennsylvania 19422

C. Daniel Motsinger
Martha R. Lehman
Robert S. Schein
Mark R. Wenzel
Matthew R. Strzynski
KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, Indiana 46204-2079

Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, Georgia 31208-3708

Kenneth J. Cooper
Office of the General Counsel
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, DC 20005-4026

Michael W. Hile
KATZ & KORIN, P.C.
334 North Senate Avenue
Indianapolis, Indiana 46204-1708

T. Scott Leo
John E. Sebastian
LEO & WEBER, P.C.
One North LaSalle Street, Suite 3600
Chicago, Illinois 60602

Gregg Battaglia
Witt Industries, Inc.
4454 Steel Place
Cincinnati, Ohio 45209

Michael R. Enright
ROBINSON & COLE, LLP
280 Trumbull Street
Hartford, Connecticut 06103

David J. Harris
15 Public Square, Suite 310
Wilkes-Barre, Pennsylvania 18701-1703

Brian A. Lawton
METZ LEWIS, LLC
11 Stanwix Street, 18th Floor
Pittsburgh, Pennsylvania 15222

Edward M. King
John S. Egan
FROST BROWN TODD, LLC
400 West Market Street, 32nd Floor
Louisville, Kentucky 40202-3368

Thomas Beeman
33 West 10th Street, Suite 200
Anderson, Indiana 46016-1564

Barbara K. Hamilton
Sarah E. Pugh
Rhonda E. Rosenblum
BECKET & LEE, LLP
P.O. Box 3001
Malvern, Pennsylvania 19355-0701

Jerry C. Oldshue, Jr.
ROSEN COOK SLEDGE DAVIS CADE & SHATTUCK, P.A.
P.O. Box 2727
Tuscaloosa, Alabama 35403

Gary E. Green
William Kent Carter
COSTON FIORETTI & LICHTMAN
407 South Dearborn Street, Suite 600
Chicago, Illinois 60605

John E. Jacobs
MADDIN HAUSER WARTELL ROTH & HELLER, PC
Third Floor, Essex Center
28400 Northwestern Highway
Southfield, Michigan 48034

Jay Jaffe
BAKER & DANIELS
600 East 96th Street, Suite 600
Indianapolis, Indiana 46240

Steven A. Ginther
Special Assistant Attorney General
Missouri Department of Revenue
General Counsel's Office
301 West High Street, Room 670
P.O. Box 475
Jefferson City, Missouri 65105-0475

Christopher E. Baker
HOSTETLER & KOWALIK, P.C.
101 West Ohio Street, Suite 2100
Indianapolis, Indiana 46204

Neil Herskowitz
Riverside Contracting, LLC
P.O. Box 626
Planetarium Station
New York, New York 10024-0540

John J. Petr
KROGER GARDIS & REGAS
111 Monument Circle, Suite 900
Indianapolis, Indiana 46204-5175

John R. Knapp, Jr.
CAIRNCROSS & HEMPELMANN, P.S.
524 2nd Avenue, Suite 500
Seattle, Washington 98104-2323

Deborah S. Griffin
HOLLAND & KNIGHT, LLP
10 St. James Avenue
Boston, Massachusetts 02116

Mark Browning
Assistant Attorney General
State of Texas
Bankruptcy & Collections Division
P.O. Box 12548
Austin, Texas 78711-2548

Alan K. Mills
Wendy D. Brewer
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, Indiana 46204

Peter A. Draugeliz
CORS & BASSETT, LLC
537 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202-3502

Richard A. Fehling
Carrie A. Leslie
STEVENS & LEE
111 North 6th Street
P.O. Box 679
Reading, Pennsylvania 19603-0679

Jolene M. Wise
Securities and Exchange Commission
175 West Jackson Boulevard, Suite 900
Chicago, Illinois 60604

Julia Blackwell Gelinas
Jeffrey M. Boldt
LOCKE REYNOLDS, LLP
201 North Illinois Street, Suite 1000
Indianapolis, Indiana 46244-0961

Michael A. Cox, Attorney General
Peggy A. Housner, Asst. Attorney General
Department of Attorney General
Revenue and Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Tennessee Department of Revenue
c/o Marvin E. Clements, Jr.
Office of the Attorney General
Bankruptcy Division
P.O. Box 20207
Nashville, Tennessee 37202-0207

Catherine M. Frotten
American Tower Corporation
116 Huntington Avenue, 11th Floor
Boston, Massachusetts 02116

George G. Ponton
Bradley K. Mohler
PONTON & MOHLER
257 South Jackson Street
Frankfort, Indiana 46041

Edward B. Hopper, II
STEWART & IRWIN, P.C.
251 East Ohio Street, Suite 1100
Indianapolis, Indiana 46204-2147

Kenneth D. Haynes
HAYNES & HAYNES, PC
1600 Woodmere Drive
Birmingham, Alabama 35226

Paul T. Deignan
Andrew T. Kight
SOMMER BARNARD ATTORNEYS, PC
One Indiana Square, Suite 3500
Indianapolis, Indiana 46204

Joe S. Dusenbury
South Carolina Department of Revenue
P.O. Box 125
Columbia, South Carolina 29214

Mark Griffin
State of Alabama Department of Revenue
P.O. Box 320001
Montgomery, Alabama 36132-0001

Jeffrey M. Hester
William J. Tucker & Associates
429 North Pennsylvania Street, Suite 400
Indianapolis, Indiana 46204-1816

Stewart Todd Hittinger
Office of Chief Counsel
Internal Revenue Service
P.O. Box 44010 Stop CN 730
Indianapolis, Indiana 46244-0010

Roland Hwang
Michigan Attorney General
Revenue & Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Rosalie H. Lowery
Illinois Revenue Litigation Bureau
500 South Second Street
Springfield, Illinois 62706

A. Allen Ramsey
201 20th Street South
Birmingham, Alabama 35210

Jeffrey B. Rock
HASSELBERG ROCK BELL & KUPPLER LLP
Associated Bank Building, Suite 200
4600 North Brandywine Drive
Peoria, Illinois 61614-5591

SONNENSCHEIN NATH & ROSENTHAL
233 South Wacker Drive, Suite 8000
Chicago, Illinois 60606-6404

Richard J. Swanson
MACEY MACEY & SWANSON
445 North Pennsylvania Street, Suite 401
Indianapolis, Indiana 46204-1800

Carol Hansen Posegate
POSEGATE and DENES, PC
111 North 6th Street, Suite 200
Springfield, Illinois 62701

Brian Muething
Michael L. Scheier
Keating Muething & Klekamp PLL
1400 Provident Tower
One East Fourth Street
Cincinatti, OH 45202